IVY FUNDS

Delaware Ivy Multi-Asset Income Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus,
dated January 29, 2024

Effective February 29, 2024 (the “Effective Date”), the following will replace the fourth paragraph of the section of the Fund’s prospectus entitled “Fund summaries – Delaware Ivy Multi-Asset Income Fund – What are the Fund’s principal investment strategies?”

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the Fund's sub-advisor that is primarily responsible for the day-to-day management of the portfolio, uses an active allocation approach when selecting investments for the Fund. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective. In connection with its active allocation approach, MIMAK will also manage a tactical / completion sleeve and such sleeve will typically vary from 0% to 20% of the Fund’s total assets and primarily hold derivatives and exchange-traded funds (ETFs).

Upon the Effective Date, the following is added to the section of the Fund’s prospectus entitled “Fund summaries – Delaware Ivy Multi-Asset Income Fund – What are the principal risks of investing in the Fund?”:

Exchange-traded fund risk — The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

Upon the Effective Date, the following will replace the fourth paragraph of the section of the Fund’s prospectus entitled "How we manage the Funds – Our principal investment strategies – Delaware Ivy Multi-Asset Income Fund":

MIMAK, the Fund's sub-advisor that is primarily responsible for the day-to-day management of the portfolio, uses an active allocation approach when selecting investments for the Fund. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective. In connection with its active allocation approach, MIMAK will also manage a tactical / completion sleeve and such sleeve will typically vary from 0% to 20% of the Fund’s total assets and primarily hold derivatives and ETFs.

Upon the Effective Date, the risk disclosure related to “Investment company securities risk” in the section of the Fund’s prospectus entitled “How we manage the Funds – The risks of investing in the Funds – Delaware Ivy Multi-Asset Income Fund – Non-Principal Risks” is moved in its entirety to the section of the Fund’s prospectus entitled "How we manage the Funds – The risks of investing in the Funds – Delaware Ivy Multi-Asset Income Fund – Principal Risks”.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 20, 2024.